EXHIBIT (10-4)
Performance Stock Program - Related
Correspondence and Terms and Conditions

PSU Form PP

FORM PP AWARD AGREEMENT

[GRANT_DATE]        [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]

Subject: PERFORMANCE STOCK UNIT SERIES XX-XX-PSP

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Performance Stock Units (“PSUs”) of Procter & Gamble Common Stock as follows:

Target Number of Units:        [PSP TARGET SHARES]
Maximum Number of Units:    [200% of PSP TARGETSHARES]
Conversion Ratio:            1 PSU = 1 Common Share
Grant Date:            [GRANT_DATE]
Vest Date:            [30 June 20XX]
Performance Period:        [July 1, 20XX - June 30, 20XX]
Original Settlement Date:        [ORIGINAL SETTLEMENT_DATE]
Acceptance Deadline:        [ACCEPTANCE_DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and this Award Agreement, including Attachments A and B. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Voting Rights and Dividend Equivalents
This Award does not provide for Voting Rights or Dividend Equivalents.

Performance Vesting

1.
Your Target Number of Units indicated in this Award Agreement (the “Target Units”) will vest depending upon performance during the Performance Period, as specified below. This Award Agreement also sets forth the Maximum Number of Units (the “Maximum Units”) that you may receive pursuant to this Award. Your right to receive all, any portion of, or more than the Target Units (but in no event more than the Maximum Units) will be contingent upon the achievement of specified levels of certain performance goals measured over the Performance Period. The applicable performance goals and the payout factors for each performance goal applicable to your Award for the Performance Period are set forth in Attachment B.

2.
Within 60 days following the end of the Performance Period, the Committee will determine (i) whether and to what extent the performance goals have been satisfied for the Performance Period, (ii) the number of PSUs that shall become deliverable under this Award, and (iii) whether the other applicable conditions for receipt of shares of Common Stock in respect of the PSUs have been met. Any PSUs not approved by the Committee in accordance with this paragraph will be forfeited and cancelled.

Vesting and Payment
If you remain employed through the Vest Date, the Award will be paid on the Original Settlement Date or Agreed Settlement Date (as defined below), whichever is applicable. If your Termination of Employment occurs for any reason before the Vest Date except for the reasons listed below, the Award will be forfeited. For the purposes of this Award, Termination of Employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the case of death, the Award is not forfeited and will become deliverable on the Settlement Date or Agreed Settlement Date, whichever is applicable.

PSU Form PP

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this award was granted, the Award is not forfeited and will become deliverable on the Settlement Date or Agreed Settlement Date, whichever is applicable, as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this award was granted pursuant to a Written Separation Agreement. In the event of your Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this award was granted, this Award is forfeited unless you have executed a written separation agreement with the Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will be delivered on the Settlement Date or Agreed Settlement Date, whichever is applicable, as long as you remain in compliance with the terms of the Plan, the Regulations, and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become deliverable on the Settlement Date or Agreed Settlement Date, whichever is applicable, as long as you remain in compliance with the terms of the Plan and the Regulations.

Notwithstanding the foregoing, in the event of a Change in Control, the Target Number of Units shall be paid pursuant to the terms provided in the Plan.

Payment under this Award will be made in the form of Common Stock or such other form of payment as determined by the Committee pursuant to the Plan, subject to applicable tax withholding.

Deferral Election
At any time at least six months prior of the end of the Performance Period and so long as the achievement of the applicable performance goals are not yet readily ascertainable (but in no event later than your Termination of Employment from the Company), you and the Company may agree to postpone the Original Settlement Date to such later date (“Agreed Settlement Date”) as may be elected by you, which date shall be at least five years later than the Original Settlement Date and in accordance with Internal Revenue Code Section 409A.

This Award Agreement including Attachments A and B, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements that have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer
ATTACHMENTS

To Accept Your Award

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachments A and B.

☐    I accept the Award detailed above (including attachments).

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

PSU Form PP

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

RSU Form OPNND

FORM OPNND AWARD AGREEMENT

[FIRST NAME] [MIDDLE NAME] [LAST NAME

Subject: RESTRICTED STOCK UNIT SERIES OPNND

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) of Procter & Gamble Common Stock as follows:

Number of Restricted Stock Units:   [RSU SHARES]
Grant Date:                                          [GRANT DATE]
Vest Date:                                       [GRANT DATE]
Original Settlement Date:                    [SETTLEMENT DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments, and the Settlement Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan.

Voting Rights and Dividend Equivalents
This Award does not provide for Voting Rights or Dividend Equivalents.

Vesting and Payment
As long as you remain in compliance with the terms of the Plan and the Regulations, this Award will not be forfeitable and will be paid on the Original Settlement Date or Agreed Settlement Date (as defined below), whichever is applicable, except in the event of death. In the event of death, payment will be made by the later of the end of the calendar year or two and a half months following the date of death.

Notwithstanding the foregoing, in the event of a Change in Control, payment shall be made pursuant to the terms provided in the Plan.

Payment under this Award will be made in the form of Common Stock or such other form of payment as determined by the Committee pursuant to the Plan, subject to applicable tax withholding.

Deferral Election
At any time prior to Termination of Employment, you and the Company may agree to postpone the Original Settlement Date to such later date (“Agreed Settlement Date”) as may be elected by you, which date shall be at least five years later than the Original Settlement Date and in accordance with Internal Revenue Code Section 409A.

This Award Agreement including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements that have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

RSU Form OPNND

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.